EXHIBIT-99.(a)(3)

TRUST INSTRUMENT
NEUBERGER BERMAN ALTERNATIVE FUNDS
SCHEDULE A

INSTITUTIONAL CLASS
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Commodity Strategy Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

CLASS A
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Commodity Strategy Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

CLASS C
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Commodity Strategy Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

CLASS R3
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Commodity Strategy Fund
Neuberger Berman Long Short Fund

CLASS R6
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Global Allocation Fund

Neuberger Berman Long Short Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

CLASS E
Neuberger Berman Absolute Return Multi-Manager Fund

Dated: March 24, 2021